BOVIE MEDICAL CORPORATION

EXHIBIT 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Bovie Medical Corporation (the “Company”) on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, Charles Peabody, Chief Financial Officer, certify, pursuant to 18 USC §1350 as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that (1) the Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2005

/s/ Charles Peabody
Chief Financial Officer,

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.